                                                                    EXHIBIT 99.1
                                                               FEBRUARY 27, 2004
                CORRECTED FINANCIAL HIGHLIGHTS PUBLISHED ON REGISTRANT'S WEBSITE

Trend Analysis--Quarterly (click here for Annual Analysis)

For the definition of a financial field, click on the field name.

Balance Sheet (dollars in thousands)


                                                                                       Y-Y                           Q-Q
                                                      2003 Q4         2002 Q4         Ch (%)         2003 Q3        Ch (%)
  Gross Loans Held for Investment                      138,468         121,509         13.96         120,162         60.94
  Total Allowance for Loan Losses                        1,636           1,690         (3.20)          1,636          0.00
  Loans Held for Sale                                        0               0          0.00               0          0.00
  Total Net Loans                                      136,832         119,819         14.20         118,526         61.78
  Total Intangible Assets                                    0               0          0.00               0          0.00
  Total Assets                                         194,711         169,926         14.59         185,608         19.62
  Total Deposits                                       152,683         132,174         15.52         144,882         21.54
  Trust Preferred Securities (FASB 150)                  5,155               0            NM           5,000         12.40
  Trust Preferred Securities (Pre FASB 150)                  0           5,000       (100.00)              0          0.00
  Total Trust Preferred                                  5,155           5,000          3.10           5,000         12.40
  Total Borrowings                                      23,633          15,136         56.14          22,906         12.70
  Common Equity                                         16,583          15,960          3.90          16,193          9.63
  Total Equity                                          16,583          15,960          3.90          16,193          9.63
  Shares Outstanding (actual)                        1,190,366       1,183,303          0.60       1,186,714          1.23

 Income Statement (dollars in thousands)

                                                                                       Y-Y                           Q-Q
                                                       2003 Q4         2002 Q4        Ch (%)         2003 Q3        Ch (%)
  Net Interest Income                                    2,146           2,134          0.56           2,051         18.53
  Loan Loss Provisions                                     159              40        297.50              36      1,366.67
  Total Noninterest Income                                 450             626        (28.12)            412         36.89
  Total Noninterest Expense                              2,041           2,171         (5.99)          2,075         (6.55)

  Net Income Before Taxes                                  396             549        (27.87)            352         50.00
  Income Taxes                                             115             192        (40.10)            118        (10.17)
  Net Income                                               281             357        (21.29)            234         80.34

 Per Share Items ($)

                                                                                       Y-Y                           Q-Q
                                                       2003 Q4         2002 Q4        Ch (%)         2003 Q3        Ch (%)
  Book Value                                             13.93           13.49          3.27           13.65         8.23
  Tangible Book Value                                    13.93           13.49          3.27           13.65         8.23
  Diluted EPS Before Extraordinary                        0.23            0.30        (23.33)           0.19        84.21
  Diluted EPS After Extraordinary                         0.23            0.30        (23.33)           0.19        84.21
  Dividends Declared                                    0.0000          0.0000          0.00          0.1273      (400.00)

 Performance Ratios (%)

                                                                                      Y-Y                           Q-Q
                                                       2003 Q4         2002 Q4       Ch (bp)        2003 Q3        Ch (bp)
  ROAA*                                                   0.61            0.84           (23)            0.53            8
  ROAE*                                                   6.86            9.05          (219)            5.92           93
  Net Interest Margin*                                    4.95            5.42           (47)            4.92            3
  Efficiency Ratio                                       78.62           75.96           266            84.25         (563)
  Loans / Deposits                                       90.69           91.93          (124)           82.94          775

 Asset Quality Ratios (%)

                                                                                       Y-Y                           Q-Q
                                                       2003 Q4         2002 Q4        Ch (bp)        2003 Q3        Ch (bp)
  NPAs/Assets                                               NA            0.45           NA             0.48           NA
  NCOs/Loans*                                             0.49            0.09           40            0.05            44
  Reserves/Loans                                          1.18            1.39          (21)            1.36          (18)
  Reserves/NPAs                                             NA          218.91           NA           185.07           NA

 Capital Ratios (%)

                                                                                      Y-Y                           Q-Q
                                                       2003 Q4         2002 Q4       Ch (bp)        2003 Q3        Ch (bp)
  Tier 1 Capital                                            NA           15.95           NA            15.35           NA
  Tangible Equity / Tangible Assets                       8.52            9.39          (88)            8.72          (21)
  Total Equity / Total Assets                             8.52            9.39          (88)            8.72          (21)

Note: Q-Q Ch(%) are annualized.

* Percentages presented for individual quarters are annualized by taking the quarter amount and multiplying by four.